SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 26, 2002



                               CLARK/BARDES, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


           000-24769                                   52-2103926
     (Commission File Number)               (I.R.S. Employer Identification No.)

     102 SOUTH WYNSTONE DRIVE
     NORTH BARRINGTON, ILLINOIS                          60010
(Address of Principal Executive Offices)              (Zip Code)



       Registrant's telephone number, including area code: (847) 304-5800





                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On November 26, 2002, Clark/Bardes, Inc. (the "Company") announced that its wholly-owned subsidiary, Clark/Bardes Consulting, Inc. ("CBC"), completed its acquisition of all of the outstanding membership interests of Long, Miller & Associates, LLC ("LMA"). The acquisition was effected pursuant to a Membership Interest Purchase Agreement (the "Purchase Agreement") among the Company, CBC, LMA and the members of LMA. Further details of this acquisition are contained in the Purchase Agreement, which was filed as an exhibit to the Company's September 30, 2002 Form 10-Q filed on November 14, 2002 with the Securities and Exchange Commission, and the press release issued by the Company on November 26, 2002. The information set forth in the press release is incorporated herein by reference and constitutes a part of this report.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. The financial statements required to be filed for LMA are not currently available and will be filed by amendment to this Form 8-K no later than 60 days from the date this report is required to be filed.

         (b) Pro Forma Financial Information. The required pro forma financial information will be filed at the time the required financial statements for LMA are filed.

         (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

EXHIBIT NO.   DESCRIPTION
-----------   -----------

99.1          Press Release dated November 26, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  November 27, 2002                    CLARK/BARDES, INC.
                                            (Registrant)


                                            By: /s/ Thomas M. Pyra
                                               ---------------------------------
                                               Thomas M. Pyra
                                               Chief Financial Officer and
                                                 Chief Operating Officer


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                                INDEX TO EXHIBITS
                                -----------------



   EXHIBIT NO.       DESCRIPTION
   -----------       -----------

      99.1           Press Release dated November 26, 2002.